Exhibit 99.1
PlanetOut Reports First-Quarter 2007 Results
Company Focuses on Steps to Revitalize Business Model for Long Term Growth
SAN FRANCISCO, May 9, 2007 — PlanetOut Inc. (Nasdaq: LGBT), the leading media and entertainment company exclusively focused on the gay and lesbian market, today reported its financial results for the first quarter ended March 31, 2007.
“We are taking some major steps to generate the healthy revenue growth and solid earnings performance that we believe this company is capable of producing,” said Karen Magee, chief executive officer, PlanetOut Inc. “To complete that work and regain the confidence of the market will take time.
“The tremendous promise represented by our businesses and the market, we believe, is as solid as ever,” Magee said. “But without question, our business model is in transition. We need to identify the areas with the most significant growth prospects for us, be clear about our objectives, and streamline the rest of our business to enable us to focus our resources and talent on those opportunities which we believe will return the most value to our shareholders.”
First-Quarter Financial Results
Revenue — Total revenue for the first quarter of 2007 was $16.8 million, down 5 percent compared to $17.6 million for the same period one year ago.
Advertising services revenue for the first quarter of 2007 was $5.3 million, equal to the $5.3 million for the first quarter of 2006.
Subscription services revenue for the first quarter of 2007 was $5.6 million, compared to $6.3 million for the first quarter of 2006.
Transaction services revenue for the first quarter of 2007 was $5.8 million, down from $6.0 million for the same quarter a year ago.
Adjusted EBITDA — Adjusted EBITDA for the first quarter of 2007 was $(3.9) million, down from $1.2 million for the same quarter a year ago.
Net Loss and Net Loss Per Share — GAAP net loss for the first quarter of 2007 was $6.9 million, or a loss of $0.39 per basic and diluted share, compared with GAAP net loss of $0.1 million for the same quarter a year ago, or $0.01 per basic and diluted share.
For the first quarter of 2007, Adjusted Net Loss was $6.6 million, or a loss of $0.38 per basic and diluted share, down from Adjusted Net Loss of $0.0 million for the first quarter of 2006, or $0.00 per basic and diluted share.

Please refer to the “Note to Unaudited Condensed Consolidated Statements of Operations” for definitions of certain key financial measures used here and in the “Business Outlook” sections of this press release.
Business Outlook
The following statements are based upon management’s current expectations. These statements are forward-looking, and actual results may differ materially. The company undertakes no obligation to update these statements.
For full year 2007, PlanetOut has revised its guidance and now expects total revenue to be between $70.0 million and $75.0 million and Adjusted EBITDA to be between $(7.0) million and $(9.0) million.
Conference Call and Webcast Information
The company will host a conference call and live webcast today at 5:30 p.m. Eastern Time (2:30 p.m. Pacific Time) to discuss results for the first quarter.
Parties in the United States and Canada can dial 800-240-2430 to participate in the teleconference. International parties can access the call at 303-262-2140. Additionally, PlanetOut Inc. will offer a live webcast of the conference call, accessible from the “Investor Relations” section of the company’s website (www.planetoutinc.com). A telephonic replay is also available for two weeks after the live call at 800-405-2236 (international parties dial 303-590-3000). Passcode: 11088236#.
Use of Non-GAAP Financial Measures
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted Earnings Per Share (“Adjusted EPS”) — Basic and Diluted, which are reconciled to net income (loss), net income (loss), and net income (loss) per share — basic and diluted, respectively, which the company believes are the most comparable GAAP measures. The company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.

Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, executive transition and other income (expense), net. The company considers Adjusted EBITDA to be an important indicator of its operational strength. The company deducts other income (expense), net, consisting primarily of interest income (expense) from net income (loss) in calculating Adjusted EBITDA because it regards interest income (expense) to be a non-operating item. This measure also eliminates the effects of depreciation and amortization, executive transition and stock-based compensation expense from period to period, which the company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, executive transition and stock-based compensation costs are not directly attributable to the underlying performance of the company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding stock-based compensation expense. The company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS — Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
PlanetOut’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s on-going economic performance and PlanetOut therefore uses non-GAAP information internally to evaluate and manage the company’s operations. PlanetOut has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how the company analyzes its operating results.
Forward-Looking Statements
In addition to the historical information contained herein, this press release contains forward-looking statements, including statements regarding PlanetOut’s anticipated future growth and financial performance, product enhancements and technology initiatives, as well as statements containing the words “believes,” “anticipates,” “expects,” and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the company to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the company’s limited operating history and variability of operating results; the company’s ability to attract and retain subscribers and advertisers; timing and success of cruises, events and product launches; and the company’s dependence on technology infrastructure and the Internet. Additional information concerning factors that could affect PlanetOut’s future business and financial results is included in the company’s Annual Report on Form 10-K for the year ended December 31, 2006 and other public filings filed from time to time with the Securities and Exchange Commission (SEC), which are available at the SEC’s website at www.sec.gov. All such forward-looking statements are current only as of the date on which such statements were made. PlanetOut does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.
About PlanetOut Inc.
PlanetOut Inc. is the leading global media and entertainment company exclusively serving the lesbian, gay, bisexual and transgender (LGBT) community.
PlanetOut’s digital media brands include Gay.com, PlanetOut.com, Advocate.com, Out.com, OutTraveler.com and HIVPlusMag.com, as well as localized versions of the Gay.com site in English, French, German, Italian, Portuguese and Spanish. PlanetOut print media brands, published by LPI, include The Advocate, Out, The Out Traveler and HIVPlus, as well as SpecPub, Inc. titles. Transaction services brands include e-commerce Web sites Kleptomaniac.com and BuyGay.com, travel and events marketer RSVP Vacations, and book publisher Alyson Publications, among others.
PlanetOut, based in San Francisco with additional offices in New York, Los Angeles, Minneapolis, London and Buenos Aires, offers Global 1000 and local advertisers access to what it believes to be the most extensive multi-channel, multi-platform network of gay and lesbian people in the world. For more information, please visit www.planetoutinc.com.
Contact:
Kevin Nyland
PlanetOut Inc.
(415) 834-6389
kevin.nyland@planetoutinc.com

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three months ended
	March 31,
	2006	2007
Revenue:
Advertising services	$5,347	$5,325
Subscription services	6,270	5,646
Transaction services	5,956	5,788

Total revenue	17,573	16,759

Operating costs and expenses: (*)
Cost of revenue	9,430	12,265
Sales and marketing	3,944	4,832
General and administrative	3,080	4,455
Depreciation and amortization	1,224	1,697

Total operating costs and expenses	17,678	23,249

Loss from operations	(105)	(6,490)
Other expense, net	(27)	(384)

Loss before income taxes	(132)	(6,874)
Provision for income taxes	—	—

Net loss	$(132)	$(6,874)

Net loss per share:
Basic	$(0.01)	$(0.39)

Diluted	$(0.01)	$(0.39)

Weighted-average shares used to compute net loss per share:
Basic	17,261	17,451

Diluted	17,261	17,451

(*) Includes stock-based compensation as follows:
Cost of revenue	$5	$80
Sales and marketing	1	39
General and administrative	79	186

Total stock-based compensation	$85	$305

Supplemental Financial Data (See Note to Unaudited
Condensed Consolidated Statements of Operations)

Adjusted EBITDA	$1,204	$(3,881)

Adjusted Net Loss	$(47)	$(6,569)

Adjusted EPS:
Basic	$(0.00)	$(0.38)

Diluted	$(0.00)	$(0.38)

PlanetOut Inc.
Note to Unaudited Condensed Consolidated Statements of Operations
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted earnings per share (“Adjusted EPS”) — Basic and Diluted, which are reconciled to net income (loss), net income (loss) and net income (loss) per share — basic and diluted, respectively, which the Company believes are the most comparable GAAP measures. The Company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the Company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, executive transition and other income (expense), net. The Company considers Adjusted EBITDA to be an important indicator of its operational strength. The Company deducts other income (expense), net, consisting primarily of interest income (expense) from net income (loss) in calculating Adjusted EBITDA because it regards interest income (expense) to be a non-operating item. This measure also eliminates the effects of depreciation and amortization, executive transition and stock-based compensation expense from period to period, which the Company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, executive transition and stock-based compensation costs are not directly attributable to the underlying performance of the Company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the Company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding stock-based compensation expense. The Company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the Company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS — Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
The Company undertakes no obligation to provide or update any such estimates or supplemental information in the future.

PlanetOut Inc.
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	December 31,	March 31,
	2006	2007
Assets
Current assets:
Cash and cash equivalents	$9,674	$6,272
Short-term investments	2,050	4,796
Restricted cash	2,854	164
Accounts receivable, net	9,337	7,823
Inventory	1,690	2,073
Prepaid expenses and other current assets	11,336	11,380

Total current assets	36,941	32,508
Property and equipment, net	10,923	11,037
Goodwill	32,572	32,620
Intangible assets, net	12,132	11,776
Other assets	1,021	863

Total assets	$93,589	$88,804

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,782	$2,075
Accrued expenses and other liabilities	3,707	4,393
Deferred revenue, current portion	14,569	15,647
Capital lease obligations, current portion	694	771
Notes payable, current portion net of discount	8,817	8,808
Deferred rent, current portion	228	243

Total current liabilities	29,797	31,937
Deferred revenue, less current portion	1,474	1,511
Capital lease obligations, less current portion	1,504	1,542
Notes payable, less current portion and discount	8,100	7,668
Deferred rent, less current portion	1,569	1,537

Total liabilities	42,444	44,195

Stockholders’ equity:
Common stock	17	17
Additional paid-in capital	89,532	89,840
Accumulated other comprehensive loss	(122)	(92)
Accumulated deficit	(38,282)	(45,156)

Total stockholders’ equity	51,145	44,609

Total liabilities and stockholders’ equity	$93,589	$88,804

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three months ended
	March 31,
	2006	2007
Cash flows from operating activities:
Net loss	$(132)	$(6,874)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,224	1,697
Provision for doubtful accounts	24	53
Stock-based compensation	85	305
Amortization of debt discount	—	50
Amortization of deferred rent	(19)	(17)
Loss on disposal or write-off of property and equipment	21	17
Changes in operating assets and liabilities, net of acquisition effects:
Accounts receivable	(644)	1,461
Inventory	(139)	(383)
Prepaid expenses and other assets	754	40
Accounts payable	248	293
Accrued expenses and other liabilities	(95)	686
Deferred revenue	(3,334)	1,115

Net cash used in operating activities	(2,007)	(1,557)

Cash flows from investing activities:
Acquisitions, net of cash acquired	(5,379)	—
Purchases of property and equipment	(469)	(1,155)
Purchases of short-term investments	—	(2,746)
Changes in restricted cash	(160)	2,690

Net cash used in investing activities	(6,008)	(1,211)

Cash flows from financing activities:
Proceeds from exercise of common stock options and warrants	273	3
Proceeds from repayment of note receivable from stockholder	843	—
Principal payments under capital lease obligations and notes payable	(204)	(667)

Net cash provided by (used in) financing activities	912	(664)

Effect of exchange rate on cash and cash equivalents	(23)	30

Net decrease in cash and cash equivalents	(7,126)	(3,402)
Cash and cash equivalents, beginning of period	18,461	9,674

Cash and cash equivalents, end of period	$11,335	$6,272

Supplemental disclosure of noncash investing and financing activities:
Property and equipment and related maintenance acquired under capital leases	$561	$307

PlanetOut Inc.
Unaudited Reconciliations to Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three months ended
	March 31,
	2006	2007

Adjusted EBITDA:
Net loss	$(132)	$(6,874)
Provision for income taxes	—	—
Other expense, net	27	384

Loss from operations	(105)	(6,490)
Executive transition	—	607
Depreciation and amortization	1,224	1,697
Stock-based compensation	85	305

	$1,204	$(3,881)

Adjusted Net Loss:
Net loss	$(132)	$(6,874)
Stock-based compensation	85	305

	$(47)	$(6,569)

Adjusted EPS:
Basic	$(0.00)	$(0.38)

Diluted	$(0.00)	$(0.38)

Weighted-average shares used to compute Adjusted EPS:
Basic	17,261	17,451

Diluted	17,261	17,451

PlanetOut Inc.
Unaudited Summary of Consolidated Segment Information
(In thousands)

	Three months ended March 31, 2007
			Travel and
	Online	Publishing	Events	Total
Revenue:
Advertising services	$1,906	$3,417	$2	$5,325
Subscription services	4,269	1,377	—	5,646
Transaction services	362	1,031	4,395	5,788

Total revenue	6,537	5,825	4,397	16,759

Direct operating costs and expenses:
Cost of revenue	3,078	3,773	5,414	12,265
Sales and marketing	2,489	1,617	726	4,832

Total direct operating costs and expenses	5,567	5,390	6,140	17,097

Contribution margin (loss)	$970	$435	$(1,743)	(338)

Other operating costs and expenses:
General and administrative				4,455
Depreciation and amortization				1,697

Total other operating costs and expenses				6,152

Loss from operations				(6,490)
Other expense, net				(384)

Net loss				$(6,874)

	Three months ended March 31, 2006
			Travel and
	Online	Publishing	Events	Total
Revenue:
Advertising services	$1,847	$3,500	$—	$5,347
Subscription services	4,828	1,442	—	6,270
Transaction services	592	1,230	4,134	5,956

Total revenue	7,267	6,172	4,134	17,573

Direct operating costs and expenses:
Cost of revenue	2,654	3,761	3,015	9,430
Sales and marketing	2,765	1,023	156	3,944

Total direct operating costs and expenses	5,419	4,784	3,171	13,374

Contribution margin	$1,848	$1,388	$963	4,199

Other operating costs and expenses:
General and administrative				3,080
Depreciation and amortization				1,224

Total other operating costs and expenses				4,304

Loss from operations				(105)
Other expense, net				(27)

Net loss				$(132)